[image]

Scudder
World Income
Opportunities
Fund, Inc.

Annual Report
April 30, 1997

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income and, to a limited extent, emerging country equity securities.

Scudder World Income
Opportunities Fund, Inc.
================================================================================
--------------------------------------------------------------------------------

Investment objectives and policies

o primarily high current income and secondarily capital appreciation through investment principally in global income and, to a limited extent, emerging country equity securities

Investment characteristics

o closed-end, non-diversified investment company investing principally in a portfolio of global income and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of emerging market countries


General Information
================================================================================
--------------------------------------------------------------------------------

Executive offices
    Scudder World Income Opportunities Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
    For account information:  1-800-426-5523
    Boston EquiServe L.P.
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal counsel
   Willkie Farr & Gallagher

Independent Accountants
   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--SWI


Contents
================================================================================
--------------------------------------------------------------------------------

In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          6
Investment Summary                                         7
Portfolio Summary                                          8
Investment Portfolio                                       9
Financial Statements                                      13
Financial Highlights                                      16
Notes to Financial Statements                             17
Report of Independent Accountants                         21
Dividend Reinvestment Plan                                23
Directors and Officers                                    25


This report is sent to the shareholders of Scudder World Income Opportunities Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief
================================================================================
--------------------------------------------------------------------------------

o During Scudder World Income Opportunities Fund's most recent fiscal year, emerging market bonds continued to post strong gains as emerging countries benefited from improving credit fundamentals.

o Reflecting this favorable environment, Scudder World Income Opportunities Fund posted a 29.08% total return based on net asset value for its most recent fiscal year ended April 30, 1997. The Fund's total return based on its share price on the New York Stock Exchange was 36.68% for the same period.

o The Fund continues to maintain a liquid, varied portfolio -- with bonds issued in Latin America, Eastern Europe, the Middle East, Northern Africa, and Asia -- that we believe is well positioned to benefit from the improving balance sheets of emerging countries while earning a high level of current income.


Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------
Dear Shareholders:

   Emerging debt markets posted positive returns during the 12 months ended April 30, 1997, as investor interest continued to broaden, and bonds benefited from favorable economic conditions and the improving credit quality of emerging countries. The Fund ended its fiscal year with a net asset value ("NAV") of $15.94, up from $14.66 on April 30, 1996. The total distributions for the period were $2.65, comprised of $1.31 in income distributions, $1.21 in short-term capital gains and $0.13 in long-term capital gains. For the twelve month period ending April 30, 1997, the Fund posted a 29.08% total return based on NAV. The unmanaged J.P. Morgan Emerging Markets Bond Index (EMBI) during the same period returned 29.02%. Since its inception on April 11, 1994, through April 30, 1997, the Fund's cumulative total return based on NAV was 67.75%, compared with the Index's return of 74.78%.

   During the Fund's fiscal year ended April 30, 1997, the Fund's share price on the New York Stock Exchange rose from $13.125 to $14.375, contributing to a total return of 36.68%. The $14.375 price of the shares on April 30, 1997, represented a 9.8% discount to the Fund's NAV.

   The long-term environment for emerging market bonds remains fundamentally favorable, and credit rating announcements concerning several emerging countries during the past six months reflected the improving credit quality of the sector as a whole. In January, both Croatia and Egypt received initial investment grade credit ratings of BBB- from Standard & Poor's, and in February, Panama received a credit rating of BB+, higher than anticipated by the market. In addition, Argentina, Brazil, and the Philippines all received credit rating upgrades from Standard & Poor's in 1997. The upgrades for Argentina and Brazil were awarded earlier than expected by market participants, and may help to widen the investor base for both countries' sovereign bonds.

   In April, Standard & Poor's also announced a major modification to its ratings criteria for emerging market corporate bonds which for the first time allows the ratings to exceed those of the country in which the issuer is headquartered. This change in methodology is based on the rating agency's belief that corporate exposure to sovereign risk in countries whose currencies are pegged to the U.S. dollar is reduced if the governments are not expected to interfere with private borrowers' access to foreign currency during a crisis. The move was welcomed in Argentina, where 12 companies subsequently received investment grade ratings. The effect of the improvement in emerging market country credit quality was reflected in lower interest rates and higher bond prices among emerging market bonds as a whole. This favorable trend was interrupted in March and early April as the U.S. Treasury market as well as emerging fixed income markets retraced due to an increase in the Fed Funds rate in March and the anticipation of a further interest rate hike in May. As the fear of an additional rate hike in May subsided, the U.S. Treasury market rallied leading to a strong performance in emerging market bonds.

Portfolio Strategy

   Because of expected volatility in the U.S. Treasury market resulting from the fear of interest rate hikes, we increased our emphasis on floating rate instruments from 55% to 75% during the period. Floating rate assets generally carry a shorter duration because their coupons reset every six months in relation to the London Interbank Offered Rate, or LIBOR. (Duration is a measure of a bond's responsiveness to interest rate fluctuations; the shorter the duration, the less sensitive the bond is to rate changes.) This strategy continued to work to the Fund's advantage as floating-rate securities performed well, with an average total return of 29.19%.

   As we've reported in the past, we continue to maintain a liquid portfolio -- with bonds issued in Latin America, eastern Europe, the Middle East, northern Africa, and Asia -- that is well positioned to benefit from the improved economic picture in many emerging countries while at the same time earning a high level of current income. Region, country, and security selection all remain central to the Fund's strategy.

   In terms of regional allocation, Latin America continued to make up the highest percentage of Fund assets -- approximately 65%. The Fund's core Latin America holdings are in Brazil (26%), Argentina (16%), Venezuela (11%), and Mexico (9%). We increased our holdings in Argentina during the period following the announcement that the country fulfilled its first quarter 1997 IMF budget requirements. There was other good news from Argentina during the period:
Industrial production has been strong, debt requirements have been dramatically reduced, and Argentine companies are already benefiting from the above-mentioned change in Standard & Poor's corporate ratings criteria. We are hopeful that much-needed labor reform to lift restrictions on employers, reduce unemployment, and boost the "bottom line" of companies will take place soon.

   We were cautious in making new commitments to Brazil and reduced our holdings in Mexico during the six-month period for reasons also related to economic and political reform. Though we believe Brazil's long-term prospects are extremely bright, the country faces delays in needed administrative reforms and other short-term economic obstacles. Legislative reform allowing President Cardoso to run for reelection has not yet provided hoped-for momentum to administrative reforms. Brazil faces additional challenges, including a fiscal deficit and a widening trade deficit fed by an overexpansion of consumer credit.

   In the case of Mexico, we reduced our holdings following a period of solid performance by Mexican sovereign bonds. This reflects our concern that political uncertainty stemming from upcoming elections could cause Mexican bonds to underperform in the near term despite positive economic fundamentals such as decreasing inflation, strong GDP growth, strict fiscal and monetary policies, and government buybacks. For these reasons, we would look to add Mexico on weakness.

   Elsewhere in Latin America, we closed out our holdings in Ecuador and Panama for contrasting reasons. The Ecuadorian parliament removed President Bucaram from office during the period and replaced him with Fabion Alarcon, the head of Ecuador's parliament. We are concerned that Interim President Alarcon may lack the support to execute the austerity measures needed to solve the country's fiscal problems. By contrast, we remain optimistic about Panama's economic outlook but took profits after a period of superior performance. We will look for opportunities to add Panama sovereign bonds to the Fund's portfolio when valuations there are once again attractive.

   In Eastern Europe, the Fund took a first-time position in Bulgarian bonds in anticipation of an election victory by the UDF, a coalition party oriented toward democracy. The UDF's stated objectives include active measures against crime and corruption, NATO membership, and gradual steps toward membership in the European Union. The UDF prevailed in convincing fashion, and we believe the implementation of the party's initiatives and clear progress toward economic reform should result in outperformance by Bulgarian Brady bonds in the near term.

   We also increased our position in Russia, where relations with the international financial community have improved, as evidenced by the World Bank's commitment to provide $6 billion in fiscal support for the next two years. Another sign that Russia is headed for better fiscal health is the recent reintroduction of reformers to President Yeltsin's cabinet.

   In the past twelve months, we have added local currency assets to the portfolio. Local currency instruments are a large, liquid, and growing asset class that provides attractive yields and potential for currency appreciation. In addition, these instruments tend to exhibit lower volatility than the currencies of G7 countries and Brady bonds. Because their prices and yields move independently of emerging market bonds and other asset classes, local currency instruments can also provide effective portfolio diversification. Currently, approximately 18% of the portfolio is in local currency assets in countries such as Greece, Egypt, South Africa, Chile, and Poland.

Our Outlook

We continue to believe that improving credit fundamentals in many emerging countries will provide a strong foundation for the performance of emerging country debt. A favorable global interest rate environment coupled with strong demand for dollar assets will continue to support emerging market fixed income assets. The adherence to tight fiscal policy and prudent monetary policy, the strong flow of foreign direct investment and the active balance sheet management by emerging countries in Latin America and Eastern Europe will result in improving creditworthiness.

   Finally, the discount to net asset value at which the Fund trades on the NYSE is discussed in detail at each Board meeting. We are continually reviewing discount-closing alternatives in the market and will continue to do so. Although many funds have tried to close their discounts by implementing one or more of these techniques, as of this date we have not seen one, other than open ending the Fund, that has lowered the discount for a sustained period of time. The Board at this time has opted not to implement any of these techniques and has decided that the investment objective of this Fund and current portfolio composition, which includes relatively illiquid investments, are best served in a closed-end fund format. The Board is pleased with the performance of the Fund on both a price and NAV basis over the past year. Also, we have made great efforts to convey this performance to the brokerage community and analysts who follow closed-end funds.

   We are pleased that you are an investor in Scudder World Income Opportunities Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong             /s/Edmond D. Villani
Lynn S. Birdsong                Edmond D. Villani
President                       Chairman of the Board

Other Information
================================================================================
--------------------------------------------------------------------------------
Investment Manager and Administrator

   The investment manager and administrator of Scudder World Income Opportunities Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The First Iberian Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, and Scudder New Europe Fund.

A Team Approach to Investing

   Scudder  World  Income  Opportunities  Fund is  managed  by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

    Lead Portfolio Manager Susan Gray, who joined Scudder in 1987, sets the investment strategy for the Fund. Ms. Gray and Portfolio Manager Isabel Saltzman share responsibility for the day-to-day management of the fixed-income component of the portfolio. Ms. Saltzman, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979. Joyce E. Cornell, Portfolio Manager, is responsible for managing the equity component of the Fund's portfolio. Ms. Cornell, who joined Scudder in 1991, has nine years of experience as a securities analyst.

Dividend Reinvestment Plan

   The Fund's Dividend Reinvestment Plan (the "Plan") offers you a convenient way to have your dividends and capital gains distributions reinvested in the shares of the Fund. Your participation is automatic unless you or the bank, broker or other nominee holding shares beneficially owned by you specifies otherwise. We believe this Plan is attractive for shareholders. Its features are more fully described on page 23.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder, Stevens, & Clark, Inc. banner.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
INVESTMENT SUMMARY AS OF APRIL 30, 1997
================================================================================
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
LIFE OF FUND

                                                     TOTAL RETURN (%)
                      ---------------------------------------------------------------------------
                            MARKET VALUE           NET ASSET VALUE (b)             INDEX (a)
                      -----------------------    -----------------------   ----------------------
                                     AVERAGE                    AVERAGE                  AVERAGE
                       CUMULATIVE    ANNUAL       CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                      -----------------------    -----------------------   ----------------------

CURRENT QUARTER        (2.80)%            --          1.00%          --         1.14%         --

ONE YEAR               36.68%          36.68%        29.08%       29.08%       29.02%      29.02%

LIFE OF FUND*          50.55%          14.33%        67.75%       18.45%       74.78%      20.06%


================================================================================

PER SHARE INFORMATION AND RETURNS (b)
    YEARLY PERIODS ENDED APRIL 30


A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.



                               1994*      1995       1996         1997
                           -----------------------------------------------
NET ASSET VALUE .......       $13.91     $12.11     $14.66      $15.94

INCOME DIVIDENDS ......       $   --     $ 1.24     $ 1.39      $ 1.31

CAPITAL GAINS
DISTRIBUTIONS .........       $   --     $ 0.38     $   --      $ 1.34

TOTAL RETURN (%) ......        -2.04      -1.37      34.53       29.08


(a) J.P. Morgan Emerging Markets Bond Index

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*   The Fund commenced operations on April 11, 1994.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
PORTFOLIO SUMMARY AS OF APRIL 30, 1997
===============================================================================
-------------------------------------------------------------------------------

INVESTMENT ALLOCATION (EXCLUDES 9% CASH EQUIVALENTS)


Sovereign Bonds    80%
Corporate Bonds    16%
Equities            4%
                   ---
                   100%
                   ===
A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
================================================================================

INTEREST RATE SENSITIVITY (EXCLUDES 9% CASH EQUIVALENTS)


Floating Rate Bonds  75%
Fixed Rate Bonds     15%
Non-Performing        6%
Equities              4%
                     ---
                     100%
                     ===
A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
================================================================================

GEOGRAPHICAL (EXCLUDES 9% CASH EQUIVALENTS)

Brazil            29%
Argentina         18%
Venezuela         12%
Mexico             9%
Russia             7%
South Africa       5%
Morocco            5%
Greece             4%
Chile              3%
Other              8%
                  ---
                  100%
                  ===

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
INVESTMENT PORTFOLIO AS OF APRIL 30, 1997

================================================================================================
------------------------------------------------------------------------------------------------
                               Principal                                                 Market
                              Amount($)(e)                                              Value($)
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.9%

                              2,208,000  Repurchase Agreement with Donaldson,
                                           Lufkin & Jenrette dated 4/30/97 at
                                           5.375% to be repurchased at $2,208,330
                                           on 5/1/97, collateralized by a
                                           $1,545,000 U.S. Treasury Note, 11.25%,
                                           2/15/97 (Cost $2,208,000) ..............    2,208,000
                                                                                      ----------
------------------------------------------------------------------------------------------------
SHORT-TERM NOTES -- 5.3%

UNITED STATES                 3,000,000  Student Loan Marketing Association
                                           Discount Note, 5/1/97 (Cost $3,000,000)     3,000,000
                                                                                      ----------
------------------------------------------------------------------------------------------------
U.S. DOLLAR-DENOMINATED DEBT -- 72.7%

Argentina -- 16.4%              238,161  Argentine Republic Bonos de Tesoreria
                                           (BOTE 10), Floating Rate Bond,
                                           5.627%, 4/1/00 .........................      232,419

                              2,575,112  Argentine Republic, Bonos de Consolidacion
                                           de Deudas Previsionales Pre 2 (BOCON),
                                           Variable Rate Interest Bond, 5.5%,
                                            4/1/01 ................................    2,494,424

                              2,425,000  Argentine Republic, Floating Rate Bond,
                                           Series L, LIBOR plus .8125% (6.75%),
                                           3/31/05 (c) ............................    2,224,938

                              3,250,000  Argentine Republic Discount Floating Rate
                                           Collateralized Bond, Series L, 6.375%,
                                           3/31/23 (c) ............................    2,685,313

                                625,000  Argentine Republic, Collateralized Par Bond,
                                           Series L, Step-up Coupon, 5.5%,
                                           3/31/23 ................................      407,813

                              1,250,000  Letras del Tesoro Discount Note,
                                         8/15/97 ..................................    1,228,000
                                                                                      ----------
                                                                                       9,272,907
                                                                                      ----------
BRAZIL -- 26.3%               2,827,500  Federative Republic of Brazil, IDU Bond,
                                           Floating Rate Bond, LIBOR plus .8125%
                                           (6.5%), 1/1/01 .........................    2,773,778

                              6,187,500  Federative Republic of Brazil, Eligible
                                           Interest Floating Rate Bond, LIBOR
                                           plus .8125% (6.875%), 4/15/06 (c) ......    5,576,484

                              1,000,000  Federative Republic of Brazil, "New" Money
                                           Bond, Floating Rate Bond, LIBOR plus .875%
                                           (6.937%), 4/15/09 ......................      848,750

                              3,782,500  Federative Republic of Brazil C Bond, 4.5%
                                           with 3.5% Interest Capitalization,
                                           4/15/14 (c) ............................    2,865,244

                              3,500,000  Federative Republic of Brazil, Collateralized
                                           Discount Bond, Floating Rate Bond, LIBOR
                                           plus .8125% (6.875%) 4/15/24 ...........    2,813,125
                                                                                      ----------
                                                                                      14,877,381
                                                                                      ----------



    The accompanying notes are an integral part of the financial statements.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)


================================================================================================
------------------------------------------------------------------------------------------------
                               Principal                                                 Market
                              Amount($)(e)                                              Value($)
------------------------------------------------------------------------------------------------


BULGARIA -- 4.3%              2,000,000  Republic of Bulgaria, Past Due Interest
                                           Floating Rate Bond, LIBOR plus .8125%
                                           (6.563%), 7/28/11 ......................  1,255,000

                              1,500,000  Republic of Bulgaria, Floating Rate
                                           Interest Reduction, Step up Coupon
                                           Collateralized Bond, "A",  2.25%,
                                           7/28/12 ................................    714,375

                                750,000  Republic of Bulgaria, Collateralized
                                           Discount Floating Rate Bond, Tranche A,
                                           LIBOR plus .8125% (6.563%), 7/28/24 ....    482,813
                                                                                     ---------
                                                                                     2,452,188
                                                                                     ---------

MEXICO -- 8.5%                1,750,000  United Mexican States Collateralized
                                           Floating Rate Note Discount, (Detachable
                                           Oil Price Indexed Value Recovery Rights),
                                           Series B, 6.375%, 12/31/19 .............  1,548,750

                                250,000  United Mexican States Collateralized
                                           Floating Rate Note Discount, Series C,
                                           (Detachable Oil Price Indexed Value
                                           Recovery Rights), 6.375%, 12/31/19 .....    221,250

                                500,000  United Mexican States, Collateralized
                                           Discount Bond, Floating Rate Bond,
                                           (Detachable Oil Price Indexed Value
                                           Recovery Rights), Series A, LIBOR
                                           plus .8125% (6.867%), 12/31/19 .........    442,500

                                250,000  United Mexican States, Collateralized
                                           Discount Bond, Floating Rate Bond,
                                           (Detachable Oil Price Indexed Value
                                           Recovery Rights), Series D, LIBOR
                                           plus .8125% (6.352%), 12/31/19 .........    221,250

                              2,500,000  United Mexican States, Collateralized Par
                                           Bond, (Detachable Oil Price Indexed Value
                                           Recovery Rights), Series B, 6.25%,
                                           12/31/19 ...............................  1,812,500

                                750,000  United Mexican States, Collateralized Par
                                           Bond, (Detachable Oil Price Indexed Value
                                           Recovery Rights), Series A, 6.25%,
                                           12/31/19 ...............................    543,750
                                                                                     ---------
                                                                                     4,790,000
                                                                                     ---------
MOROCCO -- 3.7%               2,400,000  Kingdom of Morocco, Restructuring and
                                           Consolidation Agreement, Tranche A,
                                           Floating Rate Bond, 6.375%, 1/1/09 .....  2,109,000
                                                                                     ---------
RUSSIA -- 5.9%                5,750,000  Russian Federation Principal Loans (When
                                           issued), 12/15/20 (d) ..................  3,356,563
                                                                                     ---------


VENEZUELA -- 7.7%             1,500,000  Republic of Venezuela, Collateralized
                                           Par Bond, (Detachable Oil Price
                                           Indexed Value Recovery Rights), Series A,
                                           6.75%, 3/31/20 .........................  1,089,375




    The accompanying notes are an integral part of the financial statements.


================================================================================================
------------------------------------------------------------------------------------------------
                               Principal                                                 Market
                              Amount($)(e)                                              Value($)
------------------------------------------------------------------------------------------------

                              1,428,571  Republic of Venezuela, Collateralized
                                            Front Loaded Interest Floating Rate
                                            Reduction Bond, Series B, 6.750%,
                                            3/31/07 .................................. 1,271,429

                              2,250,000  Republic of Venezuela, Debt Conversion
                                            Bond, Floating Rate Bond, Series DL,
                                            LIBOR plus .875% (6.5%), 12/18/07 ........ 1,988,438
                                                                                      ----------
                                                                                       4,349,242
                                                                                      ----------
                                         TOTAL U.S. DOLLAR-DENOMINATED DEBT
                                            (Cost $39,903,803) .......................41,207,281
                                                                                      ----------
------------------------------------------------------------------------------------------------
FOREIGN-DENOMINATED DEBT -- 14.7%

CHILE -- 2.8%         CLP   142,555,000  Citibank Time Deposit linked to Chilean
                                            Peso, 13%, 5/28/97 .......................   340,690

                      CLP   311,175,000  Citibank Time Deposit linked to Chilean
                                            Peso, 10.7% 4/1/98 .......................   740,775

                      CLP   207,400,000  Citibank Time Deposit linked to Chilean
                                            Peso, 10.7% 4/2/98 .......................   493,750
                                                                                      ----------
                                                                                       1,575,215
                                                                                      ----------
EGYPT -- 0.4%         EGP       847,500  Citibank Time Deposit linked to Egyptian
                                            Pound, 9%, 7/7/97 ........................   249,875
                                                                                      ----------
GREECE -- 3.9%        GRD   303,300,000  Bankers Trust Co. Time Deposit, 9.31%,
                                            5/14/97 .................................. 1,103,792

                      GRD   304,638,750  Deutsche Bank Time Deposit, 9.45%,
                                            5/14/97 .................................. 1,108,664
                                                                                      ----------
                                                                                       2,212,456
                                                                                      ----------
MOROCCO -- .5%        DEM       500,000  SNAP Limited, Morocco Repackaged Euro Note,
                                            Kingdom of Morocco, Morocco Loan Tranch A,
                                            11.5%, 1/29/09 ...........................   303,882
                                                                                      ----------
POLAND -- 2.1%        PLZ     3,846,250  ING Groep NV Time Deposit linked to Polish
                                            Zloty, 21.25%, 9/22/97 ................... 1,213,279
                                                                                      ----------
SOUTH AFRICA -- 4.9%  ZAR    12,248,500  J.P. Morgan & Co. Time Deposit, 16.25%,
                                            6/11/97 .................................. 2,753,710
                                                                                      ----------
                                          TOTAL FOREIGN-DENOMINATED DEBT
                                            (Cost $8,435,313) ........................ 8,308,417
                                                                                      ----------
------------------------------------------------------------------------------------------------
U.S. DOLLAR-DENOMINATED CONVERTIBLE DEBT -- 0.2%
MALAYSIA

                                125,000  Telekom Malaysia Berhad, 4%, 10/3/04
                                             (Cost $125,000) .........................   111,875
                                                                                      ----------
------------------------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)

================================================================================================
------------------------------------------------------------------------------------------------
                                                                                         Market
                              Shares                                                    Value($)
------------------------------------------------------------------------------------------------
COMMON STOCKS -- 3.2%

VENEZUELA

                              417,283   Alambres y Cables Venezolanos "C" (Alcave)
                                           (Cost $2,350,000)(b) .....................  1,797,750
                                                                                      ----------
------------------------------------------------------------------------------------------------

                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                           (Cost $56,022,116)(a) .................... 56,633,323
                                                                                      ==========

*    Non-income producing security.

(a) The cost of the investment portfolio for federal income tax purposes was $56,283,087. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $350,236. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,239,948 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $889,712.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,797,750 (3.3% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $2,350,000. These securities may also have certain restrictions as to resale.

(c) At April 30, 1997, these securities, in whole or in part, have been segregated to cover when-issued securities.

(d)  When-issued or forward delivery securities.

(e)  Principal amount is stated in U.S. dollars unless otherwise noted.


Transactions in written call options during the year ended April 30, 1997 were:



                                       Principal                Premiums
                                       Amount($)               Received($)
                                     --------------------------------------
Outstanding at April 30, 1996 ......         --                    --
        Contracts opened ...........  1,500,000                 3,300
        Contracts closed ........... (1,500,000)               (3,300)
                                     --------------------------------------
Outstanding at April 30, 1997 ......         --                    --
                                     ==========                 =====



     CURRENCY ABBREVIATIONS

CLP       Chilean Peso
ZAR       South African Rand
PLZ       Polish Zloty
DEM       German Deutsche Marks
EGP       Egyptian Pounds
GRD       Greek Drachma



    The accompanying notes are an integral part of the financial statements.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
FINANCIAL STATEMENTS

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997
--------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $56,022,116) ..              $56,633,323
Cash ..................................................                      483
Receivables:
    Interest ..........................................                  737,616
    Investments sold ..................................                1,143,404
    When-issued and forward delivery securities ........               13,976,560
Unrealized appreciation on forward foreign
   currency exchange contracts ........................                    3,103
Deferred organization expenses, (net of accumulated
  amortization of $60,030) ............................                   38,136
Other assets ..........................................                    1,052
                                                                     -----------
        Total assets ..................................               72,533,677
                                                                     -----------

LIABILITIES
Payables:
    When-issued and forward delivery securities ....... $16,824,248
    Investments purchased .............................   1,024,056
Unrealized depreciation on forward foreign currency
    exchange contracts ................................       3,984
    Dividends .........................................      48,878
    Accrued management fee ............................      52,514
    Other accrued expenses ............................      91,360
                                                        -----------
        Total liabilities .............................               18,045,040
                                                                     -----------
Net assets, at market value ...........................              $54,488,637
                                                                     ===========
NET ASSETS
Net assets consist of:
    Undistributed net investment income ...............              $   384,212
    Accumulated net realized gain .....................                4,964,522
    Unrealized appreciation (depreciation) on:
        Investments ...................................                  611,207
        Foreign currency related transactions .........                   (1,383)
    Paid-in capital ...................................               48,530,079
                                                                     -----------
Net assets, at market value ...........................              $54,488,637
                                                                     ===========

NET ASSET VALUE per share ($54,488,637 / 3,419,143
   shares of common stock outstanding, $.01 par value,
   100,000,000  shares authorized) ....................              $     15.94
                                                                     ===========



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................                $ 5,484,920
   Expenses:
      Management fee ................................  $ 650,255
      Custodian and accounting fees .................    119,671
      Directors' fees and expenses ..................     90,971
      Reports to shareholders .......................     34,805
      Legal .........................................     19,616
      Interest ......................................      2,103
      Auditing ......................................     62,141
      Services to shareholders ......................     84,600
      Exchange listing fee ..........................     16,411
      Amortization of organization expenses .........     19,633
      Other .........................................     46,803       1,147,009
                                                       ---------     -----------
Net investment income ...............................                  4,337,911
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments ................................... 10,243,493
      Options .......................................     (5,325)
      Foreign currency related transactions .........     71,696      10,309,864
                                                      ----------     -----------
   Net unrealized appreciation (depreciation)
      during the period on:
      Investments ................................... (1,180,395)
      Foreign currency related transactions .........    (19,994)     (1,200,389)
                                                      ----------     -----------
   Net gain on investments ..........................                  9,109,475
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .......................................                $13,447,386
                                                                     ===========





    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


=====================================================================================================
-----------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------

                                                                             YEARS ENDED APRIL 30,
                                                                      --------------------------------
INCREASE (DECREASE) IN NET ASSETS
                                                                           1997               1996
------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ...........................................   $ 4,337,911         $ 4,584,927
   Net realized gain from investment transactions ..................    10,309,864           2,533,081
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ...............................    (1,200,389)          6,350,065
                                                                       -----------         -----------
Net increase in net assets resulting from operations ...............    13,447,386          13,468,073
                                                                       -----------         -----------
Distributions to shareholders from:
   Net investment income ...........................................    (4,485,762)         (4,755,994)
                                                                       -----------         -----------
   Net realized gains ..............................................    (4,581,651)                 --
                                                                       -----------         -----------
Fund share transactions:
   Reinvestment of distributions ...................................            --             123,052
                                                                       -----------         -----------
INCREASE IN NET ASSETS .............................................     4,379,973           8,835,131
Net assets at beginning of period ..................................    50,108,664          41,273,533
                                                                       -----------         -----------
NET ASSETS AT END OF PERIOD (including undistributed net
      investment income of $384,212 and $196,128, respectively) ....   $54,488,637         $50,108,664
                                                                       ===========         ===========
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ..........................     3,419,143           3,409,266
Shares issued to shareholders in reinvestment of distributions .....            --               9,877
                                                                       -----------         -----------
Shares outstanding at end of period ................................     3,419,143           3,419,143
                                                                       ===========         ===========



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                                     FOR THE PERIOD
                                                                                     APRIL 11, 1994
                                                           YEARS ENDED APRIL 30,    (COMMENCEMENT OF
                                                        ---------------------------   OPERATIONS) TO
                                                        1997        1996       1995   APRIL 30, 1994
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................  $14.66      $12.11     $13.91     $14.20(b)
                                                       ------      ------     ------     ------
Income from investment operations:
  Net investment income .............................    1.27        1.34       1.36        .03
  Net realized and unrealized gain (loss) on
          investment transactions ...................    2.66        2.60      (1.54)      (.32)
                                                       ------      ------     ------     ------
Total from investment operations ....................    3.93        3.94       (.18)      (.29)
                                                       ------      ------     ------     ------
Less distributions from:
  Net investment income .............................   (1.31)      (1.39)     (1.24)        --
  Net realized gains on investment transactions .....   (1.34)         --       (.38)        --
                                                       ------      ------     ------     ------
Total distributions .................................   (2.65)      (1.39)     (1.62)        --
                                                       ------      ------     ------     ------
Net asset value, end of period ......................  $15.94      $14.66     $12.11     $13.91
                                                       ======      ======     ======     ======
Market value, end of period .........................  $14.38      $13.13     $12.75     $14.00
                                                       ======      ======     ======     ======
TOTAL RETURN
Per share market value (%) ..........................   36.68       14.40       3.17      (6.67)**
Per share net asset value (%) (c) ...................   29.08       34.53      (1.37)     (2.04)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ..............      54          50         41         47
Ratio of operating expenses to average net
        assets (%) ..................................    2.11        2.28       2.30       2.74*
Ratio of net investment income to average net
        assets (%) ..................................    7.98        9.98       9.94       3.73*
Portfolio turnover rate (%) .........................   443.3(d)    375.6(d)   232.8      266.3*


*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($0.80 per share).

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(d) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.



--------------------------------------------------------------------------------

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------
Scudder World Income Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed--end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short--term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put and wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
--------------------------------------------------------------------------------

increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or marketable securities equal in value to commitments for when--issued securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

================================================================================
--------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1996 through April 30, 1997, the Fund incurred approximately $158,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended April 30, 1998.

DISTRIBUTION OF INCOME AND GAINS. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign currency denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. Dividend income is recorded on the ex-dividend date.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the year ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $212,431,764 and $220,792,933, respectively.

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
--------------------------------------------------------------------------------

the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund`s Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended April 30, 1997, the fee pursuant to such agreement amounted to $650,255, of which $52,514 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $57,032, of which $4,931 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended April 30, 1997, Directors' fees and expenses aggregated $90,971.

D. CREDIT RISK
   -----------

The yields of emerging country debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

E. COMMITMENTS
   -----------

As of April 30, 1997, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $881.

                                                                 Net Unrealized
                                                                 Appreciation
                                                                 (Depreciation)
Contracts to Deliver     In Exchange For     Settlement Date         (U.S.$)
--------------------    -----------------    ---------------     --------------
DEM          494,605    USD       289,856         6/10/97             3,103
USD          290,737    DEM       494,605         6/10/97            (3,984)
                                                                     ------
                                                                       (881)
                                                                     ======


SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder World Income Opportunities Fund, Inc., including the investment portfolio, as of April 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 11, 1994 (commencement of operations) to April 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder World Income Opportunities Fund, Inc. as of April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 11, 1994 (commencement of operations) to April 30, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts   COOPERS & LYBRAND L.L.P.
June 20, 1997

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Scudder World Income Opportunities Fund, Inc.
Dividend Reinvestment Plan
================================================================================
--------------------------------------------------------------------------------

The Plan

   The Fund's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

    You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder World Income Opportunities Fund, Inc. Dividend Reinvestment Plan, c/o Boston EquiServe, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

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Directors and Officers
================================================================================
--------------------------------------------------------------------------------

EDMOND D. VILLANI*
   Chairman of the Board and Director

LYNN S. BIRDSONG*
   President and Director

ROBERT J. BOYD
   Director

ROBERT J. CALLANDER
   Director

GEORGE M. LOVEJOY, JR.
   Director

RONALDO A. DA FROTA NOGUEIRA
   Director

DR. SUSAN KAUFMAN PURCELL
   Director

SUSAN E. GRAY*
   Vice President

JERARD K. HARTMAN*
   Vice President

DAVID S. LEE*
   Vice President

M. ISABEL SALTZMAN*
   Vice President

PAUL J. ELMLINGER*
   Vice President and Assistant Secretary

EDWARD J. O'CONNELL*
   Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
   Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
   Vice President and Secretary

PAMELA A. McGRATH*
   Vice President and Treasurer

* Scudder, Stevens & Clark, Inc.

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